Dear Fellow Shareholders:
The Morgan Keegan Southern Capital Fund posted a
3.14%* return for the last six months and a 7.25%* return for the calendar year ending December 31, 1999. The fund got off to a slow start, but rebounded strongly during the fourth quarter, rising 14.13%. The strong fourth-quarter performance propelled the Fund to a record high net asset value of $27.95 at year-end.
The past twelve months have been challenging for the Fund. While it achieved positive returns for the six and twelve-month periods, the Fund did not keep pace with the popular market indices. Although broad market indices like the S&P 500 posted over 20% returns for the year, a closer look at the Indexs performance reveals the narrowness of the market. The median stock in the S&P 500 was only up to 0.4%, and nearly half of its stocks posted negative returns for the year. Of the S&P 500s return, technology stocks accounted for 75% of the total performance, and the top ten technology and telecommunications performers accounted for over 55% of the Indexs return, with America Online representing the only Southern-based stock.
Similar to the overall market, the Funds performance was also dominated by its technology holdings for the six and twelve-month periods. Over the last twelve months, many of the Funds new additions have been technology stocks. These new purchases, combined with the sectors upward omentum, have significantly increased the Funds weighting in this sector. While the South has not traditionally been known for its technology companies, new ones are springing up, especially in states like Georgia, North Carolina, Texas, and Virginia. We are actively searching for th on the New Economy driven by the Internet and broadband communications.
The financial services and health care stocks were the Funds weakest performers during the six and twelve-month periods. Three interest rate hikes by the Federal Reserve caused investors to avoid interest rate-sensitive financial services stocks. Fears of decreased
Medicare reimbursement and government intervention in health care negatively impacted the prices of health care stocks. Over the past year, we have reduced our exposure to both the financial services and health care sectors.
As we enter the new year, we believe the Fund is well positioned to achieve strong returns. The increased exposure to technology and telecommunications stocks should help the Fund benefit from trends in technology that are reshaping the economic landscape. Our outlook for the market remains optimistic despite the threat of additional interest rate increases. Strong economic growth, solid corporate earnings, low inflation, high consumer confidence, and a vigilant Federal Reserve should continue to provide a the stock market. We remain committed to selecting the best Southern companies for the Fund, regardless of market capitalization. The South, which continues to grow at a rapid pace, provides the Fund with multiple opportunities to invest in quality growth companies. We believe our approach to investing will continue to reward long-term investors, and we look forward to the new millennium ahead.

Allen Morgan, Jr.        E. Elkan Scheidt
President and Director   Portfolio Manager
January 31, 2000
Below are the performance comparisons of the Southern Capital Fund and other selected indices.
                       Six months                        1999
                       ended 12/31/99                 Calendar Year
Southern Capital Fund*     3.14%                         7.25%
Russell 2000 Index        10.96%                        21.26%
S&P 500 Index              7.70%                        21.04%
*Fund results in this report were computed without a sales charge unless otherwise indicated. Load-adjusted return for the six months ended 12/31/99 was 0.04% and for the calendar year was 4.03%. Past performance is not indicative of future results. Share price and return will vary, so you may have a gain or loss of principal when you sell your shares.
Stocks mentioned in this report may or may not be currently owned by the Fund.

Morgan Keegan
Southern Capital Fund, Inc.
December 31, 1999
BEVERAGES 2.9%
Anheuser-Busch Companies, Inc.              14,000          $$0,992,250
The Coca-Cola Company                       27,000            1,572,750
CONSUMER PRODUCTS 1.0%
The Gillette Company                        22,000              906,125
CONSTRUCTION 1.3%
*The Shaw Group Inc.                        45,000            1,139,063
ENERGY/ENERGY RELATED 7.0%
Diamond Offshore Drilling Inc.              33,000            1,008,563
*Exxon Mobil Corporation                    22,442            1,807,984
*Gulf Island Fabrication, Inc.              67,500              632,813
*Patterson Energy                          115,000            1,495,000
*Pride International, Inc.                  40,000              585,000
Santa Fe Snyder Corp.                       71,750              574,000
FINANCIAL SERVICES 8.0%
Bank of America Corporation                 18,000              903,375
  Coastal Bancorp, Inc.                     45,000              787,500
The Colonial BancGroup, Inc.                73,000              757,375
Compass Bancshares, Inc.                    24,471              546,009
First Federal Bancshares (Arkansas)         25,000              395,313
First Tennessee National Corporation        45,000            1,282,500
ISB Financial Corp.                         20,000              275,000
SouthTrust Corporation                      25,000              945,313
  Union Planters Corporation                29,000            1,143,688
HEALTH CARE/PHARMACEUTICAL 5.9%
*Health Management Associates              100,000            1,337,500
*Merck & Co., Inc.                          16,000            1,073,000
*Orthodontic Centers of America, Inc.       60,000              716,250
*Renal Care Group, Inc.                     87,000            2,033,625
HOTEL/LEISURE 2.9%
Royal Caribbean Cruises Ltd.                51,000            2,514,938
INDUSTRIAL EQUIPMENT 2.8%
*Emerson Electric Co.                       16,500              946,688
*General Electric Company                   10,000            1,547,500
INSURANCE 0.7%
*Protective Life Corporation                20,000              636,250
NEWSPAPER/BROADCASTING 1.6%
*Gannett Co., Inc.                          17,000            1,386,563
PAPER PRODUCTS 1.2%
*Buckeye Technologies Inc.                  72,000            1,071,000
REAL ESTATE INVESTMENT TRUSTS 0.8%
 RFS Hotel Investors, Inc.                  35,000              365,313
Storage USA, Inc.                           10,000              302,500
RESTAURANT 1.3%
*Charleys Inc.                              90,000            1,181,250
RETAIL 10.4%
*AutoZone, Inc.                             44,900            1,450,831
  Dollar General Corporation                74,641            1,698,083
The Home Depot, Inc.                        74,100            5,080,481
*Saks Inc.                                  54,600              849,713
TECHNOLOGY 32.2%
*America Online, Inc.                       21,000            1,584,188
*Acxiom Corporation                         45,000            1,080,000
*Ancor Communications, Inc.                 10,000              678,750
*Artesyn Technologies, Inc.                 60,000            1,260,000
*BMC Software, Inc.                         35,000            2,797,813
*Concord EFS, Inc.                         139,950            3,603,713
*Cree, Inc.                                 30,000            2,561,250
*Crossroads Systems, Inc.                    9,000              760,500
 Electronic Data Systems Corporation        35,000            2,342,813
*Microsoft Corporation                      25,500            2,977,125
*NOVA Corporation                           29,000              915,313
*Paradyne Networks, Inc.                    15,000              408,750
*Qlogic Corporation                          5,000              799,375
*SCI Systems, Inc.                          48,100            3,953,219
  Texas Instruments Incorporated            26,500            2,567,188
TELECOMMUNICATIONS 12.4%
*BellSouth Corporation                      24,000            1,123,500
*Dycom Industries, Inc.                     37,750            1,663,359
*SBC Communications Inc.                    24,000            1,170,000
*MCI WorldCom, Inc.                        129,597            6,876,741
TEXTILES 2.1%
*WestPoint Stevens Inc.                    105,000            1,837,500
TRANSPORTATION 4.3%
*Eagle USA Airfreight, Inc.                 65,000            2,803,125
*FDX Corporation                            24,000              982,500
UTILITIES 0.3%
  The Southern Company                      12,000              282,000
  Total Equity Securities
      (Cost $51,972,017)                                    $86,969,820
*Non-Income Producing
STATE STREET BANK & TRUST COMPANY:
*Dated December 31, 1999, 3.00%, to be
repurchased at $1,245,311.25 on                             $ 1,245,000
January 3, 2000 (Euro Deposit)
                                                             $1,245,000
Total Investments (cost $53,217,017) 100.5%)                $88,214,820
Other assets and liabilities, (net)   (0.5%)                   (468,912)
Net Assets                           100.0%)                $87,745,908

Assets:
Investments, at value
Equity securities                     $86,969,820
Repurchase agreements                   1,245,000
Total investments (Cost $53,217,017)   88,214,820
Cash                                        4,190
Receivable for fund shares sold               369
Dividends and interest receivable          42,607
Other assets                               16,113
TOTAL ASSETS                           88,278,099

Liabilities:
  Payable for fund shares redeemed        143,540
Accrued expenses                           66,827
Due to affiliates                         321,824
TOTAL LIABILITIES                         532,191
Net Assets                            $87,745,908

NET ASSETS consist of:
Accumulated net realized gain on investments  2,379,104
Net unrealized appreciation of investments   34,997,803
Par value                                         3,139
Additional paid-in capital                   50,365,862
Net Assets                                  $87,745,908
NET ASSET VALUE and Redemption Price Per Share
($87,745,908 divided by 3,139,256 Shares of Common Stock Outstanding)  $27.95
Offering Price (based upon 3% commission)                              $28.82

See accompanying notes to financial statements.

Investment Income:
   Dividends                      $  355,993
   Interest                           29,581
                                     385,574
Expenses:
   Investment advisory fee           440,173
   Service fee                       110,043
   Distribution fee                  110,043
   Legal                              21,579
   Audit                               7,850
   Accounting and transfer agent fees 45,000
   Custodian costs                     7,782
   Registration fees                  13,840
   Directors fees                      6,000
   Other                               3,750
                                     766,060
Net Investment Loss                 (380,486)
Realized and unrealized gains (losses) on investments:
Realized gain from securities transactions, net:
Proceeds from sales     $15,727,431
Cost of securities sold $12,785,750
Net realized gain on investment transactions     2,941,681
Change in unrealized appreciation for the period  (215,361)
Net gain on investments                          2,726,320
Increase in net assets resulting from operations $02,345,834 See accompanying notes to financial statements.

                                                Six Months Ended   Year Ended
                                               December 31, 1999   June 30, 1999
Increase in net assets from operations
 Net investment loss                                $00(380,486) $00(596,208)
 Net realized gain (loss) on investment transactions  2,941,681      (48,165)
 Unrealized appreciation, net                          (215,361)   5,017,540
 Increase in net assets resulting from operations     2,345,834    4,373,167
Capital share transactions, net                     (10,493,727)   5,900,039
Distributions to shareholders from:
 Net realized gain on investments                             0   (2,479,628)
 Return of Capital                                            0     (106,784)
                                                              0   (2,586,412)
Total increase (decrease) in net assets              (8,147,893    7,686,794
Net Assets:
 Beginning of period                                 95,893,801   88,207,007
 End of period                                      $87,745,908  $95,893,801
See accompanying notes to financial statements.

NOTE 1: SIGNIFICANT ACCOUNTING POLICIES
Organization:
The Fund commenced operations on September 22, 1986 and is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund invests primarily in equity securities in Southern based companies that offer the opportunity for capital appreciation. Security Valuation:
Investments in securities traded on national securities exchanges are stated at the last reported sales price on the day of valuation. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Short-term securities are valued at amortized cost or original cost plus accrued interest, both of which approximate market.
Federal Income Taxes:
The Funds policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders. Therefore, no federal income tax provision is required.
Realized Gains and Losses on Securities:
The Fund determines the gain or loss realized on sales of securities by comparing the identified cost of the security lot sold with the net sales proceeds.
Other Policies:
The Fund follows industry practice and records security transactions on the trade date. Dividend income and distributions to shareholders are recognized on the ex-dividend date and interest is recognized on an accrual basis. Repurchase Agreements:
It is the Funds policy for securities purchased under agreements to resell to have market value equal to or greater than the Funds purchase price and to have such securities taken into possession by the Funds custodian.
Use of Estimates:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.
NOTE 2: CAPITAL SHARE TRANSACTIONS
At December 31, 1999, there were 100 million shares of .001 par value capital shares authorized, and paid-in capital aggregated $50,369,001. Transactions in capital shares were as follows:
                                  2000                  1999
                            Shares    Amount      Shares    Amount
Shares sold                 52,510  $1,362,288    716,481   $18,341,166
Shares reinvested                                 106,506     2,573,186
Shares redeemed            452,237)(11,856,015)  (604,584)  (15,014,313)
Net increase
   (decrease)             (399,727)$(10,493,727)  218,403    $5,900,039
NOTE 3: INVESTMENT TRANSACTIONS
Purchases of investment securities (excluding short-term investments and other investments that are usually held until maturity) aggregated $7,008,105 in 2000.
At December 31, 1999, the accumulated unrealized appreciation of securities with gains was $37,274,069 and the accumulated unrealized depreciation of securities with losses was $2,276,266.
NOTE 4: INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund pays advisory fees for investment management and advisory services to Morgan Asset Management, Inc. (Advisor) under a management and investment advisory agreement (Agreement) that provides for fees to be computed at an annual rate of 1% of the Funds average daily net assets up to $100 million and .75% of the Funds average daily net assets over $100 million. The Advisor has agreed to reimburse expenses exclusive of taxes, interest on borrowings, brokerage commissions, distribution fees, and extraord
s to the extent that they exceed 1.5% of the Funds average daily net assets for any full fiscal year.
Morgan Keegan & Company, Inc. acts as a distributor of the Funds shares pursuant to an agreement, Distribution Agreement. To compensate Morgan Keegan
 & Company, Inc. for acting as distributor and for its expenses incurred under the Distribution Agreement, the Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 (the plan) under the Investment Company Act of 1940. Under the Plan, the Fund pays Morgan Keegan & Company, Inc. a distribution fee and a service fee, which each are accrued daily and paid one-quarter of one percent (.25%) on an annualized basis of the Funds average daily net assets. Amounts due to and from the Advisor and Morgan Keegan & Company, Inc. are presented net as Due to Affiliates. The Fund also pays Morgan Keegan & Company, Inc. for all fund accounting services and transfer agent services which amount to $90,000, annually. Commissions of approximately $3,725 were paid to Morgan Keegan
& Company, Inc. for execution of portfolio transactions.
  Morgan Keegan & Co., Inc. also charges a three percent commission on all sales of the Funds shares except (1) reinvestment of dividends and capital gains; (2) sales to Morgan Keegan employees, Fund directors, and their immediate families; and (3) sales of more than $1,000,000 (on which a one percent commission is charged). Sales commissions retained by Morgan Keegan
& Company, Inc. from the proceeds of capital share transactions were approximately $22,500 for the six months ended December 31, 1999.
Certain officers and directors of the Fund are also officers and directors of the Advisor and distributor.

               Six Months Ended  Year Ended  Year Ended  Year Ended  Year Ended
                12/31/99           06/30/99   06/30/98    06/30/97     06/30/96

Net Asset Value, beginning of period
                 $27.10              $26.56      $21.64      $18.06     $14.34
Income from Investment Operations
Net Investment Income (loss)
                  (0.11)              (0.17)      (0.16)      (0.11)     (0.07)
Net Gains on Securities
                   0.96                1.46        5.57        4.64       4.08
Total from Investment Operations
                   0.85                1.29        5.41        4.53       4.01
Less Distributions
Dividends (from net investment income)                                   (0.03)
Distribution (from realized gains)    (0.72)      (0.49)      (0.87)     (0.26)
Distribution (return of capital)      (0.03)                  (0.08)
Net Asset Value, end of period
                 $27.95              $27.10      $26.56      $21.64     $18.06
Total Return*      3.14%               5.20%      25.32%      26.32%     28.30%
Ratios/Supplemental Data
Net Assets, end of period
               87,745,908        95,893,801  88,207,007  53,925,763 37,505,196
Expenses to Average Net Asset**
                  1.8%                 1.7%        1.8%       2.0%       2.0%
Net Investment Loss to Average Net Assets
                 (0.9%)              (0.7%)       (0.7%)     (0.6%)     (0.5%)
Portfolio Turnover Rate
                  16%                 15%          28%        30%        69%
**Total return does not include front end sales load.
**2.2% before excess reimbursement and fee waiver from Advisor in 1996.

See accompanying notes to financial statements.

ALABAMA
Birmingham
(205) 879-0016
Decatur
(256) 350-1925
Fairhope
(334) 928-0555
Huntsville
(256) 539-6739
Mobile
(334) 316-3100
Montgomery
(334) 262-0100
ARKANSAS
Little Rock
(501) 666-1566
Rogers
(501) 936-7774
FLORIDA
Ft. Lauderdale
(954) 728-2800
Palm Beach
(561) 835-8141
Pensacola
(850) 434-2207
Sarasota
(941) 331-1100
GEORGIA
Athens
(706) 613-9915
Atlanta
(404) 240-6700
KENTUCKY
Bowling Green
(270) 781-0430
Covington
(606) 291-9535
Lexington
(606) 253-9769
Louisville
(502) 589-7979
LOUISIANA
Baton Rouge
(225) 344-9020
Lafayette
(337) 232-0644
Mandeville
(504) 727-9923
LOUISIANA (Continued)
New Orleans
(504) 529-1556
Shreveport
(318) 424-2000
MASSACHUSETTS
Boston
(617) 542-9515
MISSISSIPPI
Jackson
(601) 368-2200
NEW YORK
New York
(212) 319-0443
NORTH CAROLINA
Charlotte
(704) 442-4700
Durham
(919) 419-2500
Raleigh
(919) 781-8187
Wilmington
(910) 256-2406
TENNESSEE
Jackson
(901) 668-1010
Knoxville
(865) 521-6653
Memphis
Morgan Keegan Tower
(901) 524-4100
Memphis
Crescent Center
(901) 766-7700
Nashville
(615) 255-0600
TEXAS
Austin
(512) 329-6700
Dallas
(214) 365-5500
Houston
(713) 840-3600
Houston Memorial
(713) 647-5300
VIRGINIA
Richmond
(804) 225-1100